SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 17, 2005

MOVING BYTES INC.

(Exact Name of Registrant as Specified in Its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

000-30058

(Commission File Number)

52-2267986

(IRS Employer Identification No.)

100 Wall Street, 15th Floor, New York, New York

(Address of Principal Executive Offices)

10005

(Zip Code)

(212) 232-0120

(Registrant’s Telephone Number, Including Area Code)

4340 Redwood Hwy., Suite F222, San Rafael, California 94903

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 17, 2005, the Board of Directors of Moving Bytes Inc., (the "Company") accepted the voluntary resignation of Thomas Wharton from the position of Director of the Company. The Board of Directors has not yet decided if it will fill the resulting vacancy on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Moving Bytes Inc. (Registrant)

Date: May 18, 2005	By: /s/ Huakang Zhou Name: Huakang Zhou Title: Chief Executive Officer